UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2009

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Hy-Tech Machine, Inc. (“Hy-Tech”), an indirect subsidiary of P&F Industries, Inc. (the “Company”), entered into Amendment No. 1 to Purchase Agreement (the “Amendment”), dated as of June 26, 2009, by and among Hy-Tech, Hy-Tech Holdings, Inc. (“HT Holdings”), Quality Gear Holdings, Inc. (together with HT Holdings, the “Sellers”), HTM Associates, Robert Ober, Elizabeth Smail, James J. Browne, Daniel Berg and James Hohman. The Amendment amended the Asset Purchase Agreement, dated as of February 12, 2007 (the “Original Agreement”), pursuant to which Hy-Tech acquired substantially all of the assets of the Sellers. Pursuant to the Amendment, in complete satisfaction of the contingent payment obligations set forth in the Original Agreement, Hy-Tech made a cash payment of $573,235.50 to the Sellers on or about May 18, 2009 and issued a subordinated promissory note in favor of HT Holdings (the “Note”) in the principal amount of $1,719,706.50.  The Note provides that interest accrues at the rate of six (6%) percent per annum (and an additional six (6%) percent per annum in the event of default or certain late payments), and that principal payments of $286,618 plus accrued interest are to be paid in six quarterly payments. Hy-Tech’s obligations to HT Holdings under the Note are secured by certain of Hy-Tech’s assets, including its real property, and are guaranteed by the Company.

The foregoing summary of the Amendment and the Note are qualified in their entirety by the terms and provisions of the Amendment and the Note, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 which is hereby incorporated herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                       Exhibits:

10.1                         Amendment No. 1 to Purchase Agreement (the “Amendment”), dated as of June 26, 2009, by and among Hy-Tech Machine Inc., Hy-Tech Holdings, Inc., Quality Gear Holdings, Inc., HTM Associates, Robert Ober, Elizabeth Smail, James J. Browne, Daniel Berg and James Hohman.

10.2                         Subordinated Promissory Note, dated  May 16, 2009, issued by Hy-Tech Machine, Inc., payable to Hy-Tech Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: July 6, 2009
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President, Chief Operating Officer and Chief Financial Officer